UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2005

NORCROSS SAFETY PRODUCTS L.L.C.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-110531	61-1283304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 York Road, Suite 215
Oak Brook, Illinois 60523
(Address of Principal Executive Offices, including  Zip Code)

(630) 572-5715
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Reg FD Disclosure

The Company announced today that it has commenced a solicitation of consents from the holders of its 9 7/8% Senior Subordinated Notes due 2011.  The Consent Solicitation Statement related thereto is furnished under Item 9.01 of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1                           Consent Solicitation Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORCROSS SAFETY PRODUCTS L.L.C.

/s/ David F. Myers, Jr.
Date:	June 13, 2005	By:	David F. Myers, Jr.
		Its:	Executive Vice President, Chief Financial
Officer, Secretary and Manager (Principal
Financial and Accounting Officer)